UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 9, 2010
Date of Report (date of earliest event reported)

Sigma Designs, Inc.
(Exact name of Registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1778 McCarthy Blvd
Milpitas, California  95035
(Address of principal executive offices)

(408) 262-9003
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shareholder Approval of 2010 Employee Stock Purchase Plan

At the 2010 Annual Meeting of Shareholders of Sigma Designs, Inc. (the “Company”) held on July 9, 2010, the Company’s shareholders approved the Sigma Designs, Inc. 2010 Employee Stock Purchase Plan (the “2010 ESPP”).  The 2010 ESPP was adopted by the Company’s Board of Directors in May 2010, subject to approval by the Company’s shareholders.  As a result of shareholder approval of the 2010 ESPP, the 2010 ESPP will replace the Company’s current 2001 Employee Stock Purchase Plan as of January 1, 2011, or such other date as may be approved by the Company’s Board of Directors, and no further offerings will then be granted under the 2001 Employee Stock Purchase Plan.

Subject to certain exceptions, all employees of the Company and its designated subsidiaries whose customary employment is for more than five months per calendar year and for more than 20 hours per week will be eligible to participate in the 2010 ESPP.  A total of 2,500,000 shares of the Company’s common stock is reserved for issuance under the 2010 ESPP.

A copy of the 2010 Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s 2010 Annual Meeting of Shareholders was held on July 9, 2010.  At this Annual Meeting, the following proposals were voted upon and approved:

Proposal 1:  To elect Thinh Q. Tran, William J. Almon, Julien Nguyen and Lung C. Tsai as directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Directors	For	Withheld	Broker Non-Votes
Thinh Q. Tran	14,271,674	590,634	9,119,185
William J. Almon	9,976,804	4,885,504	9,119,185
Julien Nguyen	9,808,080	5,054,228	9,119,185
Lung C. Tsai	9,955,753	4,906,555	9,119,185

Proposal 2:  To approve the Sigma Designs, Inc. 2010 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
13,987,144	570,707	304,457	9,119,185

Proposal 3:  To ratify the appointment of Armanino McKenna LLP as the Company’s independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes
23,447,365	210,917	323,211	-

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	10.1	Sigma Designs, Inc. 2010 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2010		SIGMA DESIGNS, INC.

	By:	/s/ Thinh Q. Tran
Thinh Q. Tran President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Exhibit Number	Description
10.1	Sigma Designs, Inc. Employee Stock Purchase Plan